COCRYSTAL
PHARMA, INC.

Antiviral Therapies

Corporate Presentation
June 2018

NASDAQ: COCP

www.cocrystalpharma.com

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated timing of our drug development programs, including 2018 milestones, and anticipated completion or initiation of studies, IND filings, and opportunities in the hepatitis C and influenza antiviral markets. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including delays in manufacturing created by third parties, the ability of clinical research organizations to recruit patients, and the failure to obtain adequate financing to fund our programs. Also see the risk factors contained in the Prospectus Supplement dated April 30, 2018, and our Form 10-K for the year ended December 31, 2017. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. We do not intend to nor do we undertake any duty to update these forward-looking statements.

Corporate Overview

Highlights	Target Diseases
Clinical Stage Antiviral Company	Hepatitis
Wholly Owned Product Portfolio	Influenza
Proprietary Drug Discovery Platform	Norovirus Gastroenteritis

Investment Highlights

- Nobel Prize winning expertise leveraged to design first- and best-in-class antiviral drug candidates addressing well established and growing markets
- Lead program CC-31244 for the treatment of hepatitis C infection entering Phase 2a in Q2 2018
  - Received IND clearance from FDA in Q1 2018
  - Topline data expected before year end
  - Exploring partnering opportunities in strategic territories
- Influenza candidate, CC-42344 is a novel PB2 inhibitor scheduled to enter Phase 1 in Q4 2018 for the treatment of influenza
  - Shown excellent antiviral activity against influenza A strains, including avian pandemic strains and Tamiflu resistant strains
- Company positioned to achieve multiple clinical and regulatory milestones in the near-term
- Recently uplisted to Nasdaq Capital Market

Robust Development Pipeline

Program		Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Hepatitis C (HCV)	**CC-31244** (Pan-genotypic NS5B NNI)					
	CC-2850 (Pan-genotypic NS5B Nuc)					
	CC-2069 (Pan-genotypic NS5A inhibitor)					
Influenza	**CC-42344** (Influenza A PB2 inhibitor)					
	Influenza A/B inhibitor					
Norovirus	**Noro Polymerase Inhibitor**					

Near-Term Milestones Expected to Drive Value

Q1 2018

HCV CC-31244:
- ✓ Filed IND with FDA
- ✓ Received IND clearance from FDA for Phase 2a study

Corporate:
- ✓ Uplisted to Nasdaq Capital Market

Q2 2018

HCV CC-31244:
- Commence patient enrollment in Phase 2a study
- Commence patient dosing in Phase 2a study

Q3 2018

HCV CC-31244:
- Complete Phase 2a study dosing

Influenza CC-42344:
- Complete preclinical IND-enabling studies

Q4 2018

HCV CC-31244:
- Announce Phase 2a topline results

Influenza CC-42344:
- Initiate Phase 1 study

Seasoned Management Team

Gary Wilcox, Ph.D.
Vice Chairman and Chief Executive Officer
Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

Sam Lee, Ph.D.
President
20 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

James J. Martin, MBA, CPA
Chief Financial Officer
25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

Board of Directors

Raymond F. Schinazi, Ph.D. *Chairman*	Frances Winship Walters Professor of Pediatrics, Director, Laboratory of Biochemical Pharmacology and Director, HIV Cure Scientific Working Group at Emory University
Gary Wilcox, Ph.D. *Vice Chairman and Chief Executive Officer*	Vice Chairman and Chief Executive Officer, Cocrystal Pharma, Inc.
David S. Block, M.D. *Director*	President and Chief Executive Officer of Gliknik Inc.
Phillip Frost, M.D. *Director*	Chairman and CEO of OPKO Health, Inc.
Jane Hsiao, Ph.D. *Director*	Vice Chairman and Chief Technical Officer of OPKO Health, Inc.
Steve Rubin *Director*	Executive Vice President-Administration and a director of OPKO Health, Inc.

Cocrystal Technology
Nobel Prize Winning Technology



- Near atomic resolution, X-ray quality crystal production
- Drug pocket selection
- Hit-to-lead process
- Lead optimization

Drug candidates

CC-31244: Broad Spectrum HCV NNI

Demonstration of Cocrystal's Enabling Technology

HCV GT1 – GT6 NS5B polymerase crystals




CC-31244
HCV NS5B polymerase

Proven track record for broad spectrum antiviral leads

Hepatitis C Treatment Market Share


2017 Annual Sales: $12.69 Billion
AbbVie $1.27B
Merck $1.66B
J&J $619M
Gilead $9.14 B
Q1 2018 Sales: $2.39 Billion
J&J $142M
Merck $281M
Gilead $1.05B
AbbVie $919M
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)
AbbVie (Viekira, Mavyret)
Merck (Zepatier)

Source: 2017 Form 10-K

Source: 2018 Form 10-Q

AbbVie's Mavyret Demonstrated a Shorter Treatment: From 12 Weeks To 8 Weeks

Approved broad spectrum HCV combination therapy

Nuc + NS5A inhibitor	PI + NS5A inhibitor
	
<u>Gilead's EPCLUSA</u> (sofosbuvir 400mg/ velpatasvir 100 mg) **12-week treatment** **Approved June 2016**	**<u>AbbVie's Mavyret</u>** (glecaprevir 100 mg/ pibrentasvir 40 mg) **8-week treatment** **Approved August 2017**

Cocrystal's HCV Strategy: Shorter Combination Therapy

Multiple opportunities in developing shorter combination therapy with approved HCV drugs

CC-31244
NS5B NNI

\+

NS5A Inhibitor

NS5B Nuc

NS3 Protease Inhibitor

→

2 or 3 broad spectrum drugs for shorter therapy

Cocrystal's Next Wave Combination Therapy: CC-31244 with Approved HCV Drugs

- Potential best-in-class HCV NNI with a strong profile
  - Broad spectrum, potent NS5B polymerase inhibitor
  - Developed by Cocrystal's proprietary structure-based discovery platform
  - High barrier to drug resistance
  - Effective against known NNI drug resistant variants
  - Liver targeting
- Acceptable safety and efficacy profiles in Phase 1 studies
- Potential for a shorter therapy with existing HCV combination therapy
- Received IND clearance from FDA in Q1 2018
- Phase 2a scheduled to commence Q2 2018

Phase 1a Study Completed

Single ascending doses (complete) →

20 mg	50 mg	100 mg	200 mg*	400 mg
N = 40; 30 CC-31244, 10 placebo; * food effect assessed				

Multiple ascending doses (complete) →

200 mg BID	400 mg QD
N = 16; 12 CC-31244, 4 placebo x 7 days	

Endpoints

- Safety: adverse events (AEs) and laboratory abnormalities

Phase 1b Study Completed

HCV GT1
HCV RNA≥ 5 $\log_{10}$IU/ml Naive

Single doses
QD or BID x 7 days

200 mg BID x 7 days	Status
N = 4; 3 CC-31244,1 placebo	Complete

400 mg QD x 7 days	Status
N = 5; 4 CC-31244, 1 placebo	Complete

600 mg QD x 7 days	Status
N = 5; 4 CC-31244, 1 placebo	Complete

Endpoints

- Efficacy: changes in HCV RNA viral load
- Safety: adverse events (AEs) and laboratory abnormalities

Superior Viral Load Reduction

- HCV RNA viral load decline of 3 logs by 48 hours
- After the NNI treatment, the viral load levels were slowly increased



Mean Viral Load Change From Baseline
(CC-31244 at 400 mg QD or 200 mg BID x 7 days)
HCV RNA IU/mL (log 10)
0.8
0.5
0.2
-0.1
-0.4
-0.7
-1
-1.3
-1.6
-1.9
-2.2
-2.5
-2.8
-3.1
-3.4
-3.7
-4
CC-31244
400 mg QD
200 mg BID
No CC-31244
1
2
3
4
5
6
7
8
9
10
11
12
13
Day
400 qd mean
200 bid mean

Best-in-Class Potential of Any NNI

Drug	Genotype	Dose (mg)	Treatment Duration (days)	Viral load reduction (Log_{10}IU/ml)
CC-31244	**Genotype 1-6**	**400**	**7 (QD)**	**-3.0**
ABT-333* (Dasabuvir)	Genotype 1	400	3 (BID)	-1.08
		800	3 (BID)	-0.95
GS-9190 (Tegobuvir)	Genotype 1	40	3 (BID)	-1.0
		120	3 (BID)	-1.5

(* : approved DAA)

CC-31244 Phase 2a Study Design

- An open-label, Phase 2a study evaluating the safety, tolerability and preliminary efficacy of CC-31244 with approved HCV DAAs

CC-31244 (400 mg) QD

\+

Approved DAAs

→ 2-week treatment

- Endpoints
  - Efficacy: changes in HCV RNA viral load
  - Safety: adverse events (AEs) and laboratory abnormalities
- Expect to commence patient enrollment in Q2 2018

HCV Summary and Conclusion

- Showed an acceptable safety profile in both healthy volunteers and GT1 patients up to 400 mg x 7 days
- No serious adverse events or discontinuations due to adverse events
- Demonstrated HCV RNA viral load reduction of ~ 3 logs by 48 hours
- Demonstrated a sustained post-treatment antiviral effect after the 7-day treatment
- Potential to be an important DAA in shorter HCV combination regimens

New Antivirals For Influenza


TIME
IRAQ: IS IT TOO LATE TO WIN THIS WAR?
AVIAN FLU
DEATH THREAT
SPECIAL REPORT: Inside the global race to avert a pandemic

- High mortality rate:
  - 1918 Spanish Flu, 20-100 million deaths
  - 1957 Asian Flu, 1-1.5 million deaths
  - 1968 Hong Kong Flu, 0.75-1 million deaths
  - 2009 Swine Flu, 0.15-0.5 million deaths
- Emerging influenza viruses
  - Highly virulent avian influenza viruses
  - Tamiflu-resistant influenza viruses
- Delayed vaccine development

Great Opportunity in Influenza Antiviral Market

- Seasonal and pandemic infection
  - 3-5 million cases of severe illness per year
  - 250,000 – 500,000 deaths worldwide*
- Approved influenza therapies have major limitation
- Multiple product routes of delivery, inhalation, oral, and intravenous (IV)
- Stock piling and prophylactic market in addition to standard of care

*Reference: https://www.cdc.gov/flu/about/disease/burden

Influenza A Preclinical Lead CC-42344

Influenza Crystals



CC-42344



- Potent and favorable PK profiles
- Excellent anti-influenza activity against pandemic, seasonal, and Tamiflu resistant influenza strains
- Binds a highly conserved site
- Novel mechanism of action
- IND filing scheduled in 2018

Early Stage Programs

- Influenza A/B Inhibitor Program
  - Influenza cocrystals developed
  - Structure-based lead discovery ongoing
  - IND filing in 2019

- Noro Polymerase Inhibitor
  - Structure-based NNI discovery ongoing
  - Multiple polymerase crystals developed
  - Noro nucleoside lead discovery ongoing
  - IND filing in 2019

Cocrystal-HitGen-InterX Collaboration: Aimed at Rapid Lead Discovery Process

- Combines synergistic drug discovery platforms developed by Cocrystal-HitGen-InterX
- Break through hit-to-lead process
- High quality novel leads will be developed

Selected Value Indicators Suggest Potential Significant Upside

Company Name	Ticker	Market Cap (M)*	Overview	Status
Arrowhead Pharmaceuticals	ARWR	$938	Develops medicines to treat intractable diseases by silencing the genes that cause them	2 Phase 1 6 Preclinical
Arbutus BioPharma	ABUS	$323	Biopharmaceutical company developing a cure for patients suffering from chronic hepatitis B infection	1 Phase 2 2 Preclinical 3 Discovery
Chimerix	CMRX	$218	Developing novel antivirals for the growing population of immunocompromised patients,	1 Phase 3 2 Phase 2 1 Phase 1
Sinovac Biotech	SVA	$445	Biopharmaceutical company that develops vaccines that protect against human infectious diseases	1 NDA post Phase 3 preliminary data 1 IND approval 2 IND filed
Spring Bank Pharmaceuticals	SBPH	$178	Discovery and development of a novel class of therapeutics using a proprietary small molecule nucleic acid hybrid, or SMNH	2 Phase 2 3 Preclinical

*As of 5/31/2018

Financial Snapshot – **Nasdaq: COCP**

$67.3MM	29.9MM	60K
Market cap*	Common shares outstanding	Average daily volume**

* Based on May 31, 2018 closing price of $2.25 per share.
** Based on May 31, 2018 Yahoo Finance.

COCP Capitalization Table

Capitalization Table (As of May 31, 2018)	# of Shares	WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding (Directors & Officers)	15,219,800			49.75%
Common Shares Outstanding (Other)	14,703,276			48.06%
Warrants	243,375	$10.28	$2,501,895	0.80%
Stock Options	425,637	$12.44	$5,294,924	1.39%
Fully Diluted Shares Outstanding	**30,592,088**			**100%**

Near-Term Milestones Expected to Drive Value

Q1 2018	Q2 2018	Q3 2018	Q4 2018
HCV CC-31244: ✓ Filed IND with FDA ✓ Received IND clearance from FDA for Phase 2a study **Corporate:** ✓ Uplisted to Nasdaq Capital Market	**HCV CC-31244:** • Commence patient enrollment in Phase 2a study • Commence patient dosing in Phase 2a study	**HCV CC-31244:** • Complete Phase 2a study dosing **Influenza CC-42344:** • Complete preclinical IND-enabling studies	**HCV CC-31244:** • Announce Phase 2a topline results **Influenza CC-42344:** • Initiate Phase 1 study

Thank You!

COCRYSTAL
PHARMA, INC.

NASDAQ: COCP

www.cocrystalpharma.com

COCRYSTAL PHARMA, INC.

Appendix

Scientific Advisors

Roger Kornberg, Ph.D. *Chief Scientist, Chairman of Scientific Advisory Board*	Professor of Structural Biology at Stanford University School of Medicine. Nobel Laureate in Chemistry, Member of the National Academy of Sciences, and the American Academy of Arts and Sciences
Michael Levitt, Ph.D.	Stanford University School of Medicine. Professor, Department of Structural Biology. Nobel Laureate in Chemistry, Member of the National Academy Sciences, and fellow of the Royal Society, London
Baek Kim, Ph.D.	Director of Center for Drug Discovery, Professor of Pediatrics, Department of Pediatrics, Emory School of Medicine. Clinical and Translational Science and HIV/HSV Pathogenesis
Bob Lehman, Ph.D.	Stanford University School of Medicine. Professor, Department of Biochemistry. Member of the National Academy Sciences
Gary Schoolnik, M.D.	Stanford University School of Medicine. Professor & Chief, Division of Geographic Medicine & Infectious Diseases; Professor, Microbiology & Immunology
Roland Strong, Ph.D.	Fred Hutchinson Cancer Research Center. Professor, Department of Structural Biology
Christophe Verlinde, Ph.D.	University of Washington. Associate Professor, Department of Structural Biology

Cocrystal Patent Portfolio

- HCV: 15 patents including three PCT applications
- Influenza: 2 patent applications filed
- Noro: patent application(s) will be filed in 2018

CC-31244 Binds To a Highly Conserved Drug Binding Site (NNI-4) of NS5B Polymerase

(A) HCV NS5B polymerase

(B) Highly conserved NNI-4 site among HCV genotypes


NNI-4
Mg2+
CC-31244
GDD Motif

CC-31244: Pan-genotypic NS5B NNI

- **CC-31244 HCV replicon EC_{50} fold change, <6 fold**

HCV replicon/chimeric replicon EC_{50} results

Genotype	CDI-31244 EC_{50}, mM	EC_{50} Fold change	Sofosbuvir EC_{50}, mM	EC_{50} fold change
1b	0.005	1.0	0.042	1.0
1a	0.009	1.8	0.034	0.8
2b	0.026	5.2	0.028	0.66
3a	0.011	2.2	0.14	3.2
4a	0.021	4.2	0.047	1.1
5a	0.002	0.4	0.075	1.7

CC-31244 Exhibits Excellent Activity Against Common NNI and Nuc Drug Resistant Variants

NNI	IC_{50} fold change
CC-31244	<5
HCV-796	>1,500



HCV-796
1800
1600
1400
1200
1000
800
600
400
200
0
IC_{50} fold change
Cocrystal's NNI-4 Leads
Cocrystal's Backup Leads
31228
31244
959
985
HCV-796
Drug resistance variants
S365T (NNI-4)
N316Y (NNI-4)
L419M (NNI-2)
S282T (Nuc)

GT1b NS5B C445F: The Major Drug Resistance Variant of CC-31244

- HCV GT1b replicons containing NS5B variants identified by CC-31244 resistant colony selection

HCV replicon	GT1b C445F/S549G EC_{50} μM	GT1b EC_{50} μM	EC_{50} fold change
CC-31244	0.08	0.005	16 ⬅
Purified NS5B polymerase	**GT1b C445F IC_{50} μM**	**GT1b IC_{50} μM**	**IC_{50} fold change**
CC-31244	0.23	0.24	0.94 ⬅

CC-31244 Binding Mode: GT1b Drug Resistant NS5B C445F

(A) GT1b wild type


1.6 Å
C445
CDI-31244
NNI-4
Active site

(B) GT1b C445F


1.7 Å
F445
CDI-31244
NNI-4
Active site

CC-31244 Exhibits Excellent Liver Targeting



Rat liver study
Avg: 27 µM
(x5,400 EC50)
Avg: 5.44 µM
(x1,088 EC50)
Avg: 0.124 µM
(x24.8 EC50)
CC-31244, ng/mL
30000
25000
20000
15000
10000
5000
0
1 hr
4 hr
24 hr
Plasma
Liver
Plasma
Liver
Plasma
Liver

Cocrystal Influenza Program

- Influenza A PB2 lead, CC-42344: IND filing scheduled in 2018
- Influenza A/B PA: Discovery stage


Endonuclease
Domain (PA)
Cap-binding
Domain (PB2)
CDI-42344
Motif III
Viral RNA
Promoter
Polymerase (PB1)
PA
PB1
PB2

Polymerase Complex (PB2:PA:pb1) Is Essential For Influenza Viral Replication

- Polymerase: cap binding (PB2) + endonuclease (PA) + polymerase (PB1)


host pre-mRNA
AAA
chimeric viral mRNA
AAA
cap snatching'
PB1
Polymerase complex
viral RNA
AAA
PA
PB2
Endonucleolytic cleavage
Translation
AAA
eIF4E
Ribosome complex
Trimeric RNA polymerase complex

CC-42344 Met Preclinical Lead Selection Criteria

Properties	Selection criteria
Pharmacological properties	❑ Good antiviral activity (EC50, single digit nanomlar) ❑ High-affinity binding to a highly conserved drug binding site ❑ Broad spectrum against seasonal and pandemic influenza trains ❑ Excellent antiviral activity against Tamiflu resistant influenza strains ❑ Selective
Pharmacokinetics	❑ Favorable PK properties ❑ Adequate half-time and biodistribution ❑ Potential for inhalation, oral, and IV administration
Chemical properties	❑ Stable molecule ❑ Suitable for API scale up and manufacturing
Safety and toxicity	❑ Excellent profile for ADMET ❑ Absence of obvious cytotoxicity and cardiac toxicity ❑ Absence of obvious toxicity in animal studies

Approved Influenza Antivirals

Antiviral	Developer	MOA/Dosing
Oseltamivir (Tamiflu)	Gilead/ Genentech	Oral neuraminidase Inhibitor/75 mg bid for five days
Zanamivir (Relenza)	Biota/ GSK	Inhaled neuraminidase inhibitor/ 5 mg inhalation bid for five days
Peramivir (Rapivab)	Biocryst/ Shionogi	A single-dose intravenous neuraminidase inhibitor/600 mg IV
Favipiravir (Avigan, T-705) (Approved in Japan)	Toyama	Nuc, polymerase inhibitor/1,200 mg bid, followed by 600 mg bid for five days
Baloxavir marboxil (Xofluza, **S-033188**) (Approved in Japan)	Shionogi/ Roche	Oral PA (endonuclease) inhibitor/ 80 mg orally once

Influenza Clinical Landscape: CC-42344 Can Be Developed For Inhalation, IV, and Oral

- Key players: J&J (PB2 and PA) AND Shionogi/Roche (PA)
- Other companies: Merck, Gilead, and Novartis

Antiviral	Developer	Route	Stage	MOA/Indication
Pimodivir (VX-787 or JNJ-636233872)	J&J	Oral (600 mg/ twice-daily)	Phase 2	PB2 inhibitor/ Influenza A
S-033188	Shionogi/ Roche	Oral (80 mg/ Once-daily)	Approved in Japan	PA inhibitor/ Influenza A&B
AL-794	J&J	Oral (50, 150 mg/ twice-daily)	Phase 1	PA inhibitor/ Influenza A&B
CC-42344	COCP	Inhalation, Intravenous, Oral	Preclinical	PB2 inhibitor/ Influenza A

In Vitro Potency Comparison: Cocrystal's Leads vs VX-787

	J&J	Cocrystal Preclinical Lead	⬅ Cocrystal's backup PB2 inhibitors ➡				
Influenza strain	VX-787 EC50 nM	42344 EC50 nM	42343 EC50 nM	42487 EC50 nM	42500 EC50 nM	42530 EC50 nM	42534 EC50 nM
Pandemic H1N1 Influenza A/CA/07/2009	2.4	0.12	5	0.9	2.7	ND	ND
H1N1 Influenza PR/8/34	1	1	1.2	1.2	2	0.5	5
Pandemic H5N1 Influenza A/VN/1193/2004	<3.2	<3.2	<3.2	<3.2	<3.2	<3.2	<3.2

CC-42344 Shows Broad Spectrum Antiviral Activity Against Pandemic Influenza Strains

Influenza Serotype	Strain	CC-42344 EC50, nM	VX-787 EC50, nM
H5N1	Duck/MN/1524/81	8.6	0.07
H5N1- Amantadine resistant	Duck/MN/1524/81	<3.2	<3.2
H5N1	Gull/PA/4175/83	4.5	0.17
H5N1	Hong Kong/213/2003	<3.2	<3.2
H5N1	Thailand/16/2004	<3.2	<3.2
H5N1	A/VN/1194/2004	1.3	6.6
H7N7	Netherlands/219/2013	5.6	<3.2
H7N9	Shanghai/2/2013	5.4	<3.2
H7N9	Anhui/1/2013	<3.2	<3.2
H7N9	Taiwan/1/2013	<3.2	<3.2

CC-42344 Exhibits Greater Affinity Than VX-787

- Highly sensitive biophysical method (SPR technology) was applied to determine the affinity (Kd) of CC-42344 to the PB2 protein

Compound ID	K_D
VX-787	37.4 nM
CC-42344	9.90 nM



CDIp7031: Ligand 1
n=2
Name
k_a ($M^{-1}s^{-1}$)
k_d (s^{-1})
K_D (M)
Ligand 1
8.31±0.03e6
5.93±0.02e-3
713.8±0.7pM
Response (RU)
60
50
40
30
20
10
0
100
200
300
400
500
600
Time (s)

Sample H1N1 Sensorgram data